UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 24, 2018

FS Credit Real Estate Income Trust, Inc.

(Exact name of Registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	333-216037 (Commission File Number)	81-4446064 (I.R.S. Employer Identification No.)

201 Rouse Boulevard Philadelphia, Pennsylvania (Address of principal executive offices)	19112 (Zip Code)

Registrant’s telephone number, including area code: (215) 495-1150

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.        ☒

Item 1.01.

Entry into a Material Definitive Agreement.

On July 24, 2018, FS CREIT Finance WF-1 LLC (“WF-1”), an indirect wholly owned special-purpose financing subsidiary of FS Credit Real Estate Income Trust, Inc. (the “Company”), the Company, and Wells Fargo Bank, National Association (“Wells Fargo”), entered into Amendment No. 2 to Master Repurchase and Securities, amending the Master Repurchase and Securities Contract, dated August 30, 2017, between WF-1, as seller, and Wells Fargo, as buyer (the “Second Amendment”).

The Second Amendment provides for, among other things, (i) an extension of each of the funding period termination date and facility maturity date by one year to August 30, 2019, and (ii) certain amendments to the fee structure.

The material terms of the Second Amendment described above are qualified in their entirety by the agreement attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 3.02.

Unregistered Sale of Equity Securities.

On July 26, 2018, the Company received $1,200,000 relating to the sale and issuance of 48,540 shares of its Class S Common Stock at the per share purchase price of $24.72 (the “Private Placement”). The Private Placement is exempt from registration under Section 4(a)(2) of the Securities Act of 1933 and Regulation D promulgated thereunder because the purchasers are accredited investors within the meaning of Rule 501(a) of Regulation D.

Item 8.01.

Other Items.

Investment Activity

On July 26, 2018, the Company, through a wholly-owned subsidiary, closed a floating-rate senior loan (the “Fayetteville Industrial Loan”) totaling $15.1 million. The Fayetteville Industrial Loan is secured by a 917,959 square foot industrial property situated on a 97.57 acre site located in Fayetteville, NC. The Fayetteville Industrial Loan bears interest at a floating rate of 4.25% over the one-month London Interbank Offered Rate. The Fayetteville Industrial Loan has an initial 36-month term with two, 12-month extension options subject to satisfaction of certain performance tests and the payment of extension fees.

Item 9.01.

Financial Statements and Exhibits.

(d)

Exhibit

EXHIBIT NUMBER	DESCRIPTION
10.1

Amendment No. 2 to Master Repurchase and Securities Contract dated as of July 24, 2018 among FS CREIT Finance WF-1 LLC, FS Credit Real Estate Income Trust, Inc., and Wells Fargo Bank, National Association.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FS Credit Real Estate Income Trust, Inc.

Date:	July 30, 2018	By:	/s/ Stephen S. Sypherd
Stephen S. Sypherd
Vice President, Treasurer and Secretary

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION
10.1

Amendment No. 2 to Master Repurchase and Securities Contract dated as of July 24, 2018 among FS CREIT Finance WF-1 LLC, FS Credit Real Estate Income Trust, Inc., and Wells Fargo Bank, National Association.